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                               ARIEL CORPORATION
       PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 24, 1998
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Anthony M. Agnello, Proxy, with full power of substitution in the name, place and stead of the undersigned, to vote the Annual Meeting of Stockholders of Ariel Corporation (the "Company") on Wednesday, June 24, 1998 at the Forrestal Hotel and Conference Center, 100 College Road East, Princeton, New Jersey 08540 or at any adjournment or adjournments thereof, according to the number of votes that the undersigned would be entitled to vote is personally present, upon the following matters:

1. ELECTION OF DIRECTORS

 / / FOR all the nominees listed below      / / WITHHOLD AUTHORITY
  (except as marked to the contrary below)  to vote for all nominees listed below.
  Anthony M. Agnello, Harold W. Paul, Theodore J. Coburn

2. Proposal to ratify the appointment of Coopers & Lybrand LLP as Independent Public Accountants for the Company for the Fiscal Year ending December 31, 1998.
                   FOR / /     AGAINST / /     ABSTAIN / /

3. Proposal to amend the Company's 1995 Stock Option Plan.
                   FOR / /     AGAINST / /     ABSTAIN / /

4. Proposal to amend the Company's 1996 Directors Stock Option Plan.
                   FOR / /     AGAINST / /     ABSTAIN / /

5. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.
                                    (Continued and to be signed on reverse side)

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ABOVE. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEES AND PROPOSALS LISTED ABOVE.


                                          Date                          , 1998
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                                          ------------------------------------
                                                      Signature



                                          -------------------------------------
                                               Signature if held jointly



                                   Please sign exactly as name appears hereon.
                                   When shares are held by joint trusts, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign the full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

               Please mark, sign, date and return this proxy card
                      promptly using the enclosed envelope.